iShares®

iShares Trust

Supplement dated March 7, 2024 (the “Supplement”)

to the currently effective Statement of Additional Information (the “SAI”)

for each of the funds listed below (each, a “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the SAI for each Fund.

The reference to the approximate value per Creation Unit for each Fund in the “Creation and Redemption of Creation Units” section of each Fund’s SAI is deleted and replaced, as applicable, with the following:

Fund	Shares Per Creation Unit	Approximate Value Per Creation Unit (U.S. $) as of March 6, 2024

iShares Expanded Tech Sector ETF	50,000	$4,270,000

iShares Expanded Tech-Software Sector ETF	50,000	$4,218,000

iShares U.S. Pharmaceuticals ETF	50,000	$3,394,500

iShares U.S. Healthcare Providers ETF	50,000	$2,638,500

iShares U.S. Financial Services ETF	50,000	$3,200,500

iShares U.S. Healthcare ETF	50,000	$3,060,500

iShares U.S. Consumer Staples ETF	50,000	$3,258,500

iShares U.S. Transportation ETF	50,000	$3,508,000

iShares Semiconductor ETF	50,000	$11,486,500

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-SPLIT-0324

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